Exhibit 99.1

October 2019 NASDAQ:AESE

This presentation includes “forward - looking statements . ” The Company’s actual results will likely differ from its expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results . Most of these factors are outside the Company’s control and are difficult to predict . Factors that may cause such differences include, but are not limited to : (1) the outcome of any legal proceedings against the Company ; (2) the ability of the C ompany to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees ; (3) general economic conditions and those particularly affecting the industries in which the Company operates ; (4) changes in applicable laws or regulations ; (5) the possibility that the C ompany may be adversely affected by other economic, business, and/or competitive factors ; and (6) other risks and uncertainties to be indicated from time to time in the Company’s filings with the Securities and Exchange Commission . T he foregoing list of factors is not exclusive , and r eaders should not place undue reliance upon any forward - looking statements, which speak only as of the date of this presentation . The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based . Some of the financial information and data contained herein is unaudited and does not conform to SEC R egulation S - X . Furthermore, it includes certain financial information (Adjusted EBITDA) not derived in accordance with United States Generally Accepted Accounting Principles (“GAAP”) . The Company believe s that the presentation of these non - GAAP measurements provides information that is useful as it indicates more clearly the ability of the Company to meet capital expenditures and working capital requirements and otherwise meet its obligation s as they become due . However, this should not be construed to replace GAAP figures , and such information and data may be adjusted and presented differently in the Company’s filings . This presentation is not intended to be all - inclusive or to contain all the information that a person may desire in reviewing the Company, its business or prospects . You are encouraged to review the Company’s periodic reports and other documents filed on the Securities and Exchange Commission’ s website at http : //www . sec . gov for more information about the Company, including those Risk Factors set forth in the Company’s Proxy Statement on Schedule 14 A filed June 12 , 2019 . 2 SAFE HARBOR STATEMENT

3 Allied Esports Entertainment is a global esports entertainment company powered by two of the largest brands in the rapidly emerging multi - billion dollar competitive entertainment sector — Allied Esports and the World Poker Tour . NASDAQ: AESE Share Price $4.85 Equity Market Cap $111.98 M Range Since Close $6.28 - $3.20 30 - Day Avg. Volume 102,031 Equity Snapshot BUSINESS HIGHLIGHTS • Premier public esports company • Opportunities exist for multiple avenues for growth, including: • Building additional esports venues and trucks to host tournaments and top influencers • Signing sponsors and publishing esports - related content • Strategic investments and commercial agreements leverage partnerships to create a powerful business ecosystem • World - class content production and distribution for esports creating an integrated online / offline ecosystem to fuel growth (as of 10/3/19) ALLIED ESPORTS ENTERTAINMENT OVERVIEW

CAPITALIZATION RECENT FINANCIAL HIGHLIGHTS & EVENTS 4 ALLIED ESPORTS ENTERTAINMENT OVERVIEW • Allied Esports Entertainment (“AESE” or the “Company”) became a public company on August 9 , 2019 when the merger with Black Ridge Acquisition Corp . closed • Company listed on NASDAQ Capital Market (NASDAQ : AESE) • Capitalization includes 23 . 1 million common shares outstanding (1)(2) • 2 Q 2019 revenue of $ 7 . 3 M, up 18 % from prior quarter ; 1 H 2019 revenue of $ 13 . 6 M, up 40 % year - over - year • Strategic investors and partners Simon Property Group and TV Azteca • 2019 first half launched original productions PlayTime with KittyPlays , Day One and Nation Vs . Nation • 2019 first half HyperX Esports Arena notable hosted events : NBA 2 K League, NHL Gaming World Championship and Dragon Ball Legends Showdown • WPT Season XVII featured more than 60 global events NOTABLE PARTNERS PRO FORMA OWNERSHIP (3) SHARES % OUTSTANDING Seller ( Ourgame ) 12.0M 51.9% Other Shareholders 5.3M 22.8% Employees 3.1M 13.6% BRAC Founders 2.7M 11.7% TOTAL 23.1M 100.0% (3) Excludes out of the money warrants and underwriter unit purchase options (1) Excludes $50mm in contingent share consideration payable based on achieving a share price of at least $13.00 for 30 consecutive calendar days within five years of transaction close. (2) Excludes 18.6 million warrants and 600,000 underwriter unit purchase options

Allied Esports Entertainment represents a unique opportunity for investors to participate in the burgeoning esports industry 5 • In - Person EXPERIENCES , Multi - Platform CONTENT and Interactive SERVICES (online platform) drive consumers into Company ecosystem • PROPERTIES are synonymous with esports, creating a barrier to entry around Company platform • STRATEGY and proof points from almost 20 years of execution with WPT, but in a larger, faster growth market COMPELLING STRATEGY CREATING PLATFORM SERVING AS BARRIER TO ENTRY • Decades of EXPERTISE in the gaming and entertainment industry including: • Management of online platforms with over 700 million registered users • Successful development and execution of World Poker Tour’s Three Pillar business model • SIMON PROPERTY GROUP and TV AZTECA partnerships aligned to execute and grow Three Pillar strategy • 2.2 BILLION gamers globally • Esports viewership GROWING at 13.6% CAGR through 2021E EXPERIENCED LEADERSHIP TEAM BACKED BY STRONG STRATEGIC PARTNERS LARGE AND RAPIDLY EXPANDING ADDRESSABLE MARKET INVESTMENT HIGHLIGHTS

6 ESPORTS IS THE NEXT GLOBAL SPORTS INDUSTRY Source: Newzoo . (1) Revenue from sponsorship, advertising and media rights. (2) Revenue from merchandising, tickets and game publisher fees. 120 121 143 173 201 297 115 160 192 222 253 347 235 281 335 395 454 645 0 100 200 300 400 500 600 700 2015A 2016A 2017A 2018A 2019E 2022E Enthusiasts Occasional Viewers GLOBAL ESPORTS VIEWERSHIP (millions) 230 350 468 682 897 1,553 95 143 187 183 199 237 $325 $493 $655 $865 $1,096 $1,790 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2015A 2016A 2017A 2018A 2019E 2022E Brand Investment Revenue Other Revenue (2) (1) GLOBAL ESPORTS REVENUE (US$ millions) Esports revenue and viewership growth outpace the broader gaming and entertainment markets, led by brand investment through sponsorship, advertising and media rights deals

AESE’s global property network expected to offer opportunity for commercialization and improved monetization 7 ESPORTS VIEWERSHIP RIVALS MAINSTREAM SPORTS LEAGUES $88 $69 $52 $35 $2 114 65 270 231 395 -- 50 100 150 200 250 300 350 400 450 $-- $20 $40 $60 $80 $100 $120 MLB NHL NFL NBA Esports Global Viewership (millions) Per Capita Revenue ($) Per Capita Revenue Global Viewership Source: CBS, ESPN, Forbes, Marketwatch , Nielsen, Newzoo . (1) Reflects 2018A. Per capita revenue upside: $33+ Esports Industry (1) Esports Momentum vs. Mainstream Sports (2017A Global Viewership and Per Capita Revenue) As viewership eclipses many traditional sports, monetization has lagged; significant per capita revenue upside remains to be realized as the ecosystem matures

8 THREE PILLAR SYSTEM MULTIPLATFORM CONTENT The development of proprietary content that promotes the first pillar while expanding its customer base INTERACTIVE SERVICES The monetization of the ecosystem through online products and services IN - PERSON EXPERIENCES The creation of engaging live events catered to a dedicated fan and player base Pillar One Pillar Two Pillar Three Utilizing World Poker Tour’s powerful and proven business model: The Three Pillar System

9 NEAR TERM STRATEGIC FOCUS SIMON PROPERTY GROUP TV AZTECA OWNED & OPERATED ASSETS

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IN-PERSON EXPERIENCES


HyperX
HyperX

OWNED & OPERATED ASSETS

- Owned & Operated and Affiliate-Operated assets in the U.S., Europe and China with Australia to open in Q1 2020
- HyperX Esports Arena Las Vegas has become the world's most prominent esports destination
- Mobile Esports Truck's allow corporate sponsors to reach a large audience in multiple locations at an economical cost
- Appearances at Super Bowl, NASCAR races, music festivals, and E3

REVENUE DRIVERS

O&O Assets have achieved double digit revenue growth

B2C
- **Gaming**
- **Ticketing**
- **F&B**
- **Merchandise**

B2B
- **Venue Rentals**
- **Sponsorship**


NASCAR HEAT CHAMPIONS

PREMIER EVENTS

LEAGUE OF LEGENDS ALL-STAR 2018 & 2019

CAPCOM CUP 2018 & 2019

NHL WORLD GAMING CHAMPIONSHIP 2018 & 2019

NBA2K THE TURN 2019

NINJA VEGAS '18

PLAYTIME WITH KITTYPLAYS

11 STRATEGIC INVESTOR: SIMON PROPERTY GROUP • Strategic investment in AESE by a leading mall operator of premier shopping, dining, entertainment and mixed - use destination properties across North America, Europe and Asia • Partnership with AESE to deliver esports experiences through integrated gaming venues and production facilities at select Simon destinations • On - Mall venues – Targeting ~10,000 sq. ft. spaces in high - traffic malls – First venue scheduled to open in 2020 • Simon Cup – Seasonal tournament series in regional markets – Culminates in Grand Final at HyperX Esports Arena in Las Vegas On - Mall Venues Simon Cup IN - PERSON EXPERIENCES, CONT’D

Allied Esports Entertainment generates content for consumption 24 HOURS a day, 7 DAYS a week 12 BROADCAST SHOWS DIGITAL VIDEOS LIVE STREAMS MULTIPLATFORM CONTENT

OFFLINE EXPERIENCES ENABLE COMPELLING CONTENT CREATION In - Person Experiences 13 BUILT - IN AUDIENCE FOR RATABLE MONETIZATION, ALLOWING NAVIGATION OF THE FULL DISTRIBUTION LANDSCAPE • Premier events will be anchored in AESE’s iconic global property network – Delivered in partnership with top talent (i.e., streamers and personalities) – Generated targeted content to serve emergent esports communities MULTI - FORMAT CONTENT DRIVES INBOUND VIEWERSHIP • AESE can generate content via live streamed, post - produced or repackaged formats – Simultaneous use of formats allows for incremental monetization – Content generation draws significant audiences from the multi - million strong fan bases of top streamers and gamers • Inbound viewers are introduced into the AESE content ecosystem Live Post - Produced Repackaged OPTIONALITY IN DISTRIBUTION AND MONETIZATION • AESE retains optionality in monetization of content via direct distribution and sponsorship, use of a third - party distributor, or various hybrid solutions • AESE’s capabilities in multiplatform content distribution are well - suited towards the increasingly non - traditional consumption patterns of esports enthusiasts Distributors Partners Sponsors Targeted content drives penetration in a coveted younger demographic and can be optimized to serve distinct or crossover segments comprised of emergent esports communities MULTIPLATFORM CONTENT, CONT’D

14 • Strategic investment in AESE by leading sports network in Latin America and global provider of Spanish - language content • Launched localized WPT programming in Mexico on free - to - air Channel 7 STRATEGIC INVESTOR: TV AZTECA MULTIPLATFORM CONTENT, CONT’D • Partnership will create 24 - hour digital esports channel dedicated to esports and video gaming in Mexican market

15 OVERVIEW • Development of a subscription - based online platform where esports players and fans can watch, play and win with other members of the esports community and top esports personalities • Modeled after long - time operating WPT Interactive Services strategy that includes subscription model ClupWPT and social gaming models PlayWPT , WPTGO and partnership with Zynga • Subscriptions will provide members with exclusive access to numerous unique and proprietary experiences, products and services that are not available outside of Allied Esports’ ecosystem • Authenticity and reach of its in - person experiences and multiplatform content viewership will drive platform adoption by esports fans • Platform features will roll out sequentially to support core strategic initiatives with its key partners, Simon Property Group and TV Azteca Value Proposition to Fans and Gamers Monthly Subscription Service User Acquisition Strategy Exclusive access to unique and proprietary experiences, products and services Targeting $6.95 - $9.95 per month (base) Leverage first two pillars Streamer affiliate program INTERACTIVE SERVICES

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WORLD POKER TOUR

SUCCESSFULLY EXECUTING THREE PILLAR MODEL SINCE 2002

WPT GLOBAL FOOTPRINT



WPT INTERACTIVE SERVICES

ClubWPT
zynga
PlayWPT
WPTGO
ALPHA8

WPT DISTRIBUTION

LINEAR

FOX SPORTS NETWORKS
NBC Sports CHICAGO
arenasport
MSG
AMC NETWORKS INTERNATIONAL
BT Sport
AT&T SPORTSNET
sportsnet
NESN

DIGITAL

FOX SPORTS GO
PLUTO TV
Roku
SMART TV
tv
YouTube
xumo
amazon fireTV
TV PLUS
STIRR
dailymotion
tubitv

WPT WORLD POKER TOUR

IN-PERSON EXPERIENCES

- Global main tour of 60+ events across four continents
- Awarded over $1 billion in prize monies to date

MULTIPLATFORM CONTENT

- 16 successful seasons across networks including Fox Sports where show currently resides
- Globally broadcasted in 25 countries and territories

INTERACTIVE SERVICES

- ClubWPT-online subscription platform launched 2008
- Multi-year partnership with Zynga to host tournaments on Zynga Poker platform
- Launched poker and social casino site WPTGO in Latin America

LOOKING FORWARD

- Real Money Gaming
- Sports Book Affiliate

17 FINANCIAL & OPERATIONAL HIGHLIGHTS 0.6 0.9 0.6 1.7 1.2 2.5 2.5 2.4 2.1 2.4 4.7 4.8 1.6 3.0 2.2 3.3 3.9 6.3 1Q18 1Q19 2Q18 2Q19 1H18 1H19 Multiplatform Interactive In-Person KEY NEAR - TERM MILESTONES SELECT BALANCE SHEET METRICS (as of Merger Close on 8/9/2019) Cash $21.7M Debt $14.0M Shares Outstanding 23.1 M REVENUE (US$ millions) - 5.2 - 1.6 - 1.5 - 1.0 - 6.6 - 2.6 1Q18 1Q19 2Q18 2Q19 1H18 1H19 Adj. EBITDA ADJ. EBITDA (US$ millions) $13.6 $9.7 $6.2 $7.3 $4.9 $4.8 • Launch first proprietary esports event series cohesively deploying all three pillars of three pillar strategy • Announce first new on - mall esports venue offering • Announce detailed plans for LatAm digital esports channel

APPENDIX APPENDIX

2019 UPCOMING KEY EVENTS

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ALLIED ESPORTS

- October 17-20 – EGX London (HyperX Esports Truck EU)
- October 24-27 – MCM Comic Con, London, (HyperX Esports Truck EU)
- October 26-27 – Simon Cup NY Regional Final, (HyperX Esports Truck NA)
- October 28 – Lightning Cup @ World Crypto Con, (HyperX Esports Arena Las Vegas)
- November 2 – Soulcalibur World Invitational, (HyperX Esports Arena Las Vegas)
- November 2 – Post Malone's Posty Fest, Dallas, (HyperX Esports Truck NA)
- November 9-10 – Simon Cup LA Regional Final, (HyperX Esports Truck NA)
- November 15-17 – DreamHack Atlanta, (HyperX Esports Truck NA)
- November 16-17 – Capcom Cup Regional, (HyperX Esports Arena Las Vegas)
- November 23 – Simon Cup Grand Final, HyperX Esports Arena Las Vegas
- November 23-24 – Gamevention, Hamburg, (HyperX Esports Truck EU)
- December 5-7 – League of Legends All-Star, (HyperX Esports Arena Las Vegas
- December 7 – Cinema Clash, Hamburg, (HyperX Esports Studio)

WPT WORLD POKER TOUR

- October 2 – WPT UK, Dusk Till Dawn Poker & Casino
- October 4 – WPTDeepStacks UK, Dusk Till Dawn Poker & Casino
- October 4 – WPT Australia, The Star Gold Coast
- October 11 – WPT bestbet Bounty Scramble, bestbet Jacksonville
- October 18 – WPT India, Deltin Royale Casino Goa
- October 25 – WPT Montreal, Playground Poker Club
- November 14 – WPTDeepStacks Brussels, Grand Casino Brussels
- November 21 – WPT Cambodia, Nagaworld
- November 22 – WPTDeepStacks Johannesburg, Emperors Palace
- November 22 – WPTDeepStacks Thunder Valley, Thunder Valley
- November 29 – WPT Seminole Rock 'N'Roll, Seminole Hard Rock
- December 14 – WPT500 Los Angeles, The Gardens Casino
- December 16 – WPT Five Diamond Classic, Bellagio

NON-GAAP RECONCILIATION

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EBITDA and Adjusted EBITDA are non-GAAP financial measures and should not be considered as a substitute for net income (loss), operating income (loss) or any other performance measure derived in accordance with United States generally accepted accounting principles ("GAAP") or as an alternative to net cash provided by operating activities as a measure of AESE's profitability or liquidity. AESE's management believes EBITDA and Adjusted EBITDA are useful because they allow external users of its financial statements, such as industry analysts, investors, lenders and rating agencies, to more effectively evaluate its operating performance, compare the results of its operations from period to period and against AESE's peers without regard to AESE's financing methods, hedging positions or capital structure and because it highlights trends in AESE's business that may not otherwise be apparent when relying solely on GAAP measures. AESE presents EBITDA and Adjusted EBITDA because it believes EBITDA and Adjusted EBITDA are important supplemental measures of its performance that are frequently used by others in evaluating companies in its industry. Because EBITDA and Adjusted EBITDA exclude some, but not all, items that affect net income (loss) and may vary among companies, the EBITDA and Adjusted EBITDA AESE presents may not be comparable to similarly titled measures of other companies. AESE defines EBITDA as earnings before interest, income taxes, depreciation and amortization of intangibles. AESE defines Adjusted EBITDA as EBITDA excluding stock-based compensation and impairment losses.

The following table presents a reconciliation of EBITDA and Adjusted EBITDA from net loss, AESE's most directly comparable financial measure calculated and presented in accordance with GAAP.

RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBIDTA

(in thousands)	Three Months Ended		Three Months Ended		Six Months Ended	
	March 31, 2019	March 31, 2018	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
GAAP net loss	$ (3,854)	$ (6,175)	$ (2,811)	$ (8,633)	$ (6,665)	$ (14,808)
Interest expense	-	584	67	729	67	1,313
Income tax expense	-	-	-	-	-	-
Depreciation and amortization	1,686	1,220	1,732	2,116	3,418	3,336
Stock-based compensation expense	-	(779)	-	-	-	(779)
Restructuring expense	-	-	-	-	-	-
Impairment	600	-	-	4,338	600	4,338
Adjusted EBITDA*	(1,568)	(5,150)	(1,012)	(1,450)	(2,580)	(6,600)

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